Exhibit 23.3


          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Registration Statement
File No. 33-62585 on Form S-3.


                                    /s/Arthur Andersen LLP
                                    ----------------------
                                    ARTHUR ANDERSEN LLP


Stamford, Connecticut,
  October 9, 1995